VGOF-P11 03/23

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 8, 2023 TO THE

PROSPECTUS OF EACH FUND LISTED IN SCHEDULE A

I.	For each fund listed in Schedule A, the following is added to the section in each fund’s Prospectus titled “More on risks of investing in the fund”:

Environmental, social and governance (ESG) considerations risk. ESG considerations are one of a number of factors that the subadviser examines when considering investments for the fund’s portfolio. In light of this, the issuers in which the fund invests may not be considered ESG-focused issuers and may have lower or adverse ESG assessments. Consideration of ESG factors may affect the fund’s exposure to certain issuers or industries. In addition, ESG considerations assessed as part of the fund’s investment process may vary across types of eligible investments and issuers. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The subadviser’s assessment of an issuer’s ESG factors is subjective and may differ from that of investors, third party service providers (e.g., ratings providers) and other funds. As a result, securities selected by the subadviser may not reflect the beliefs and values of any particular investor. The subadviser also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-party research providers, the timeliness, completeness and accuracy of which is out of the subadviser’s control. ESG factors are often not uniformly measured or defined, which could impact the subadviser’s ability to assess an issuer. While the subadviser views ESG considerations as having the potential to contribute to the fund’s long-term performance, there is no guarantee that such results will be achieved.

II.	For BrandywineGLOBAL – Diversified US Large Cap Value Fund, the section in the fund’s Prospectus titled “Selection Process” is hereby deleted and replaced entirely with the following:

Selection Process. The subadviser invests in securities of companies that meet the subadviser’s value criteria based on both quantitative and fundamental analysis. The subadviser’s investment process begins with a valuation screen that seeks to identify large cap stocks with what appear to be favorable financial ratios. A quantitative de-selection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally, the subadviser performs a fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines or material write-offs. Additional factors are also reviewed to determine whether a stock presents significant risk issues that would prompt exclusion from the portfolio.

Alongside traditional financial and economic analyses, the subadviser typically assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer to determine whether, in the subadviser’s view, an issuer’s ESG practices present a financial opportunity or risk for an investment. Consideration of ESG factors and risks is only one potential input in the subadviser’s assessment of eligible investments and, as with any inputs considered by the subadviser, may not be a determinative factor in the subadviser’s final decision on whether to purchase (or sell) a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary across types of investments, industries, regions and issuers and ESG factors and weights considered may change over time. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. Investments in derivatives and cash management instruments will not be assessed for ESG factors.

The subadviser typically sells a security of a company when the subadviser believes it is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling or in order to realize gains or limit potential losses. However, the subadviser may retain securities of companies that no longer meet the fund’s initial purchase criteria.

III.	For BrandywineGLOBAL – Flexible Bond Fund, the section of the fund’s Prospectus titled “Selection Process” is hereby deleted and replaced entirely with the following:

Selection Process. In making investment decisions on behalf of the fund, the subadviser combines a top-down, macroeconomic perspective with a bottom-up sector allocation and security selection process based on quantitative measures and fundamental considerations. The macroeconomic perspective is based on global, regional and country input variables—including economic growth, inflation, monetary policy, fiscal policy and business cycles—which inform country, currency, duration and credit decisions within the portfolio. In determining sector allocation and security selection, the portfolio managers apply quantitative screens to a global universe of thousands of securities, seeking to identify sectors and securities that, in the portfolio managers’ opinion, offer the potential for greater yield, greater total return, and/or lower risk. The universe of securities is narrowed to approximately 200 securities by considering a range of factors including sector economics and risks, yield and option-adjusted spread analysis, and/or the probability of credit default or coercive restructuring. The universe is then evaluated by the portfolio managers based on traditional fundamental metrics such as recovery rate, free cash flow before working capital, debt maturity schedules, strength of business model, and valuations based on sector and security analysis.

Alongside traditional financial and economic analyses, the subadviser typically assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer to determine whether, in the subadviser’s view, an issuer’s ESG practices present a financial opportunity or risk for an investment. Consideration of ESG factors and risks is only one potential input in the subadviser’s assessment of eligible investments and, as with any inputs considered by the subadviser, may not be a determinative factor in the subadviser’s final decision on whether to purchase (or sell) a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary across types of investments, industries, regions and issuers and ESG factors and weights considered may change over time. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. Investments in derivatives and cash management instruments will not be assessed for ESG factors.

IV.

For BrandywineGLOBAL – Global Opportunities Bond Fund and Brandywine GLOBAL – Global Opportunities Bond Fund (USD Hedged), the section of each fund’s Prospectus titled “Selection Process” is hereby deleted and replaced entirely with the following:

Selection Process. The portfolio managers follow a value approach to investing and therefore seek to identify relative value in the global bond markets. The portfolio managers define as undervalued those markets where they believe real interest rates are high and the currency is undervalued with the potential to appreciate. The portfolio managers will focus investments in those undervalued markets where they believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. The portfolio managers believe that such economic conditions provide the best potential to achieve capital appreciation. The fund employs a top-down, value-oriented, and macro driven investment approach.

Alongside traditional financial and economic analyses, the subadviser typically assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer to determine whether, in the subadviser’s view, an issuer’s ESG practices present a financial opportunity or risk for an investment. Consideration of ESG factors and risks is only one potential input in the subadviser’s assessment of eligible investments and, as with any inputs considered by the subadviser, may not be a determinative factor in the subadviser’s final decision on whether to purchase (or sell) a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary across types of investments, industries, regions and issuers and ESG factors and weights considered may change over time. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. Investments in derivatives and cash management instruments will not be assessed for ESG factors.

V.	For BrandywineGLOBAL – Global Unconstrained Bond Fund, the following is added to the section of the fund’s Prospectus titled “Selection Process”:

Selection Process. The portfolio managers seek to identify relative value in the global bond markets. The portfolio managers define as undervalued those markets where they believe real interest rates are high and the currency is undervalued with the potential to appreciate. The portfolio managers will seek to concentrate investments in those undervalued markets where they believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. The portfolio managers believe that such economic conditions provide the best potential to achieve capital appreciation.

The portfolio managers seek to outperform the return of the 3-Month U.S. Treasury Bill by 300 basis points annualized on a rolling 36-month basis, although there can be no assurance this rate of return will be achieved (for this purpose, the fund’s performance will not take into account sales charges or shareholder taxes, but will take into account fund expenses).

In making investment decisions on behalf of the fund, the portfolio managers apply a top-down, macro-driven investment process and invest where they believe opportunities exist with respect to interest rate levels and currency valuations. Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries, that the portfolio managers believe offer the most attractive return opportunities. Short positions are typically established in interest rates, bonds or currencies that the portfolio managers believe are overvalued, will fall in value and can potentially generate returns. The portfolio managers consider secular trends, political and monetary conditions and business cycle when making investment decisions. The portfolio managers also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Alongside traditional financial and economic analyses, the subadviser typically assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer to determine whether, in the subadviser’s view, an issuer’s ESG practices present a financial opportunity or risk for an investment. Consideration of ESG factors and risks is only one potential input in the subadviser’s assessment of eligible investments and, as with any inputs considered by the subadviser, may not be a determinative factor in the subadviser’s final decision on whether to purchase (or sell) a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary across types of investments, industries, regions and issuers and ESG factors and weights considered may change over time. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. Investments in derivatives and cash management instruments will not be assessed for ESG factors.

The fund may sell portfolio positions when the portfolio managers believe that other opportunities may be more compelling, or when they believe that the risks of retaining the position outweigh the potential benefits.

SCHEDULE A

Fund	Date of Prospectus
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL – Diversified US Large Cap Value Fund	January 30, 2023
BrandywineGLOBAL – Flexible Bond Fund	May 1, 2022
BrandywineGLOBAL – Global Opportunities Bond Fund	May 1, 2022
BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged)	May 1, 2022
BrandywineGLOBAL – Global Unconstrained Bond Fund	March 1, 2023

Please retain this supplement for future reference.

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